Exhibit 10.05

THIRD AMENDMENT TO THE

PRODUCTION SHARING CONTRACT

BY AND AMONG

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE

REPRESENTED BY THE

AGENCIA NACIONAL DO PETROLEO DE SAO TOME E

PRINCIPE

AND

EQUATOR EXPLORATION STP BLOCK 5 LIMITED

AND

KOSMOS ENERGY SAO TOME AND PRINCIPE

FOR

BLOCK 5

Amendment Executed on the 19th day of February 2016

THIS THIRD AMENDMENT TO THE PRODUCTION SHARING CONTRACT

is entered into the 19th day of February 2016 among:

(1)	THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE (the "State") represented by the Agencia Nacional do Petroleo de Sao Tome e Principe, ("ANP-STP");

(2)

EQUATOR EXPLORATION STP BLOCK 5 LIMITED, a company existing under the laws of the British Virgin Islands, registration number 1000133, with registered offices at Craigmuir Chambers, Road Town, Tortola, British  Virgin Islands with a branch registered in Sao Tome and Principe with the Guiche Unico under no. 343/012 at Avenida da Independencia N°. 392, Sao Tome, (hereinafter referred to as "Equator");

AND

(3)

KOSMOS ENERGY SAO TOME AND PRINCIPE, a company existing under the laws of the Cayman Islands, whose registered office is located at 4th Floor, Century Yard , Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman KYl-1209, Cayman Islands, hereinafter referred to as ("Kosmos").

WHEREAS:

A.

ANP-STP and Equator are parties to the Production  Sharing Contract signed with the State on April, 18 2012 (the "Contract"), in pursuance of which Equator has obtained the exclusive right to undertake petroleum operations in Block 5 with in the Exclusive Economic Zone of Sao Tome and Principe;

B.

Pursuant to article 19 of the Contract, ANP-STP, Equator and Kosmos executed on 19th February 2016, the Deed of Assignment by way of which (i) Equator assigned to Kosmos a sixty-five percent (65%) participating interest in the Contract; (ii) ANP-STP duly authorized the above-mentioned assignment; (iii) ANP-STP waived any preferential rights  it has under the Contract  or under applicable Laws to pre-empt the

2

transaction contemplated by the Deed of Assignment. Consequently the participating interests held by the Parties in the Contract shall be the following as of that date:

ANP-STP -fifteen percent (15%);

KOSMOS - sixty-five per cent (65%);  EQUATOR - twenty per cent (20%).

C.	Equator has requested a one (1) year extension to Phase I of the Exploration Period and ANP-STP, pursuant to its letter under Ref. N° 029/ANP/GM/2016, dated February 1 1 2016, grants such extension.

D.        ANP-STP, Equator and Kosmos (hereinafter collectively identified as the "Parties") hereby execute this Third Amendment to the Contract (the "Amendment").

THEREFORE, the Parties agree as follows:

1.  By virtue and as consequence of the assignment of the participation interest referred in recital B above, the Parties agree to amend the Contract, effective on the date of execution of the Deed of Assignment identified in recital B and, as of such date, all references in the Contract to the Contractor (as defined in the Contract) shall be understood as being made also to Kosmos to the extent of its participation in the Contract.

2.	To the extent and where applicable, as of the same date, al l references in the Contract to Party or Parties shall include Kosmos.

3. As of the date of execution of the Deed of Assignment identified in recital B, the form of Parental Guarantee provided in Schedule 6 of the Contract  is hereby  replaced with the form of Parental Guarantee provided i  n the Schedule to this Amendment.

4. ANP-STP agrees that Equator may replace its Parental Guarantee dated 16th May 2012 ("Old Equator Guarantee") with a new Parental Guarantee in the form provided in the Schedule to this Amendment ("New Equator Guarantee") by submitting the New Equator Guarantee to ANP-STP. Such New Equator Guarantee shall replace the Old

Equator Guarantee without further act or deed. Kosmos shall submit its Parental Guarantee in the form provided in the Schedule to this Amendment.

5. As a consequence of this Amendment, as of the date of execution of the Deed of Assignment identified in recital B, the Parties agree that, pursuant to clauses 27.4 and 32.1 of the Contract, the following clauses of the Contract are changed as follows:

5.1Clause 2.5

"2.5. Social Projects

The Contractor commits to undertake social projects during each phase of the Exploration Period valued at a minimum of the amounts below:

-

Phase I: Four Hundred Thousand United States Dollars (U.S $400,000) per year for a total of One Million Six Hundred Thousand United States Dollars (U.S $1,600,000), plus  Four  Hundred  Thousand  United States Dollars   (U.S $400,000) as a  result  of the one  (1) year extension;

-	Phase II: Three Hundred and Fifty Thousand United States Dollars (U.S $350,000) per year for a total of Seven Hundred Thousand United States Dollars (U.S $700,000),·

-	Phase Ill: Three Hundred and Fifty Thousand United States Dollars (U.S $350,000) per year for a total of Seven Hundred Thousand United States Dollars (U.S $700,000),·

If Petroleum is produced from the Contract Area, the Contractor shall undertake additional social project s according to the following schedule:

Cumulative Production (millions of Barrels or Barrels equivalent)	Value (US$ million) of Project
40	2
70	3
100	5

5.2.ANP-STP hereby approves a one (1) year  extension to Phase I of the Exploration Period set forth in Clause 4.2 of Contract, as a result of  which the duration of the Exploration Period will be eight  (8)  years  plus  one  (1)  year extension granted  by  ANP-STP.  Pursuant to the foregoing, Clauses 4.1 and 4.2 of the Contract are hereby amended as follows:

"4.1. Subject to Clause 20, the term of this Contract shall be/or a period of twenty eight (28) years from the Effective Date, comprising an  eight  (8)  year Exploration and Appraisal period, as extended pursuant to Clauses  5.1 (b) and/or (c) (the "Exploration Period'') and a twenty (20) year  Production period (the  "Production Period'').

As a result of the extension granted by ANP-STP, one (1) year shall be added to the eight (8) years referred to above, during the Exploration Period. Regardless of  the  extension granted  in the  Phase  I,  Contractor  shall  be  entitled  to twenty (20) years of Production Period.

4.2. The Exploration Period shall be divided as follows:

Phase I:Four (4) years from the Effective Date plus one (1) year extension

Phase II: from the end of Phase I until two (2) years after the end of Phase I; and

Phase III:from  the end of Phase  II  until two (2)years  after the end of  Phase II,  as extended pursuant  to Clauses 5.1(b) and/or (c). "

5.3. For the avoidance of doubt, the provisions of Clauses 14.7 and 14.9 of the Contract shall also apply to the one (1) year extension granted pursuant to Clause 5.2 of this Amendment.

5.4. Clause 28.1

"28.1. KOSMOS ENERGY SAO TOME E PRINCIPE is hereby designated as the Operator under this Contract to execute, for and on behalf of the Contractor, all

Petroleum Operations in the Contract Area pursuant to and in accordance with this Contract and the Petroleum Law. "

5.5. Clause 30

"30.1 Any notice or other communication required to be  given  by a  Party to another shall be in writing (in portuguese  and in english) and shall  be considered as duly delivered if given by hand delivery  in person,  by courier,  by facsimile,  or by electronic means of transmitting written communication, which provides written communication  of receipt at the following   addresses:

Agencia Nacional do Petroleo (ANP-STP) Avenida das Nacoes Unidas, 225 C.P.1048

Sao Tome, Sao Tome and Principe Attention: Executive Director

Fax:  +239-2226937  Tel: +239-2243350

Email: anp_geral@cstome.net

EQUATOR EXPLORATION  STP BLOCK 5  LIMITED

Address:Praia Lagarto, Agua  Grande, Sao Tome, Sao Tome and  Principe

Tel:+239-222 4387

Name:Managing  Director/ CEO

Address:8th   Floor,   2   Ajose   Adeogun   Street,   Victoria  Island,  Lagos, Nigeria

E-mail:eezstp@oandoenergyresources.com

Cc:dadebiyi@oandoenergyresources.com

Tel:+234  1 270 2400

Name:Philip Dimmack

Address:1st Floor, 50 Curzon Street, London,  WJJ  7UW, United Kingdom

E-mail:pdimmock@oandoenergyresources.com

Tel:+44 207 297 4280

KOSMOS  ENERGY  SAO TOME AND PRINCIPE

4th Floor, Century Yard, Cricket Square,

Hutchins Drive, Elgin Avenue,

George Town, Grand Cayman KY 1-1209, Cayman Islands

Attention:  License Manager

Fax:  +l  214 445 9705

Tel: +1 214 445 9600

Email: SaoTomelicenseManager@KosmosEnergy.com

Cc: KosmosGeneralCounsel@KosmosEnergy.com "

6. All the remaining provisions of the Contract, which are not expressly modified by this Amendment, shall remain in full force and effect in their precise original terms.

7. Capitalized terms in this Amendment not specifically defined herein shall have the same meaning as defined in the Contract.

Signed and executed on 19th February 2016, in three originals, being each one of them held by each one of the Parties hereto.

IN WITNESS WHEREOF the Parties have caused this Amendment to be executed the date above written.

SIGNED AND DELIVERED for and on behalf of THE STATE represented by the Agencia Nacional do Petro1eo of Sao Tome and Principe

Signature:   /s/ Orlando Sousa Pontes

Name:   ORLANDO SOUSA PONTES

Designation:     EXECUTIVE DIRECTOR

In the presence of:

Signature:  /s/ Álvaro Silva

Name:   ÁLVARO SILVA

Designation:     LEGAL AND ECONOMIC DIRECTOR

SIGNED AND DELIVERED for and on behalf of EQUATOR EXPLORATION STP

BLOCK 5 LIMITED

Signature:    /s/ Olapade Durotoye

Name:  O. DUROTOYE

Designation:     Director

Witnessed by:

Signature:    /s/ Efuntomi Akpeneye

Name:    EFUNTOMI AKPENEYE

Designation:   LEGAL ADVISOR

SIGNED AND DELIVERED for and on behalf of KOSMOS ENERGY SAO TOME

AND PRINCIPE

Signature:    /s/ Scott Davis

Name:  SCOTT DAVIS

Designation: DIRECTOR BUSINESS DEVELOPMENT (PROXY)

Witnessed by:

Signature:    /s/ Carlos Silva

Name:    CARLOS COSTA E SILVA

Designation:   LAWYER

SCHEDULE

SCHEDULE 6

FORM OF PARENTAL GUARANTEE

THIS GUARANTEE is made on this [INSERT DAY] of [INSERT MONTH AND YEAR]

BETWEEN:

(1)	[THE GUARANTOR], a company organized and existing under the laws of [insert JURISDICTION], and having its registered office at [INSERT ADDRESS] (the Guarantor); and
(2)	THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE (the "State"), represented for the purposes of this Guarantee by the National Petroleum Agency.

WHEREAS, the Guarantor  is  the  parent  entity  of  [INSERT  NAME  OF COMPANY] organized and existing under the laws of [INSERT JURISDICTION] , and   having  its registered  office at [INSERT ADDRESS] (the "Company");

WHEREAS, the Company has entered into a production sharing contract (the Contract) with, among others, the State in respect of the Contract Area;

WHEREAS, the State  desires  that  the  execution  and  performance  of  the  Contract by the Company be guaranteed by the Guarantor and the Guarantor desires to furnish this Guarantee as an inducement to the State to enter into the Contract and i n consideration  of the rights and benefits inuring to the Company thereunder; and

WHEREAS, the Guarantor accepts that it fully understands and assumes the contractual obligations under the Contract of the Company.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions and Interpretation

All capitalized words and expressions i  n this Guarantee have the same meaning as in the Contract, unless otherwise specified to herein.

2.	Scope of this Guarantee

The Guarantor hereby guarantees to the State the timely payment and performance of any and all indebtedness and obligations whatsoever of the Company to the State arising under or in relation to the Contract, including the  payment  of  any  amounts  required  to

be  paid  by  the  Company   to the State  when   the   same   become   due  and   payable;   provided,   however   that the liability  of the  Guarantor  to the  State hereunder  shall not exceed  the  lesser of:

(a)	the liabilities of the Company to the State;

(b)

Guarantor's proportionate share based on the Company's participating interest in the Contract  of Ten  Million  US  Dollars  (US$10,000,000) during the Exploration Period, as may be extended in  accordance  with  the Contract, but subject to 2(c) below; and

(c)	Guarantor's proportionate share based on the Company's participating interest in the Contract of Two-Hundred Fifty Million US Dollars (US$250,000,000) during the Production Period.

3.	Waiver of Notice, Agreement to All Modifications

The Guarantor hereby waives notice of the acceptance of this Guarantee and of the state of indebtedness of the Company at any time, and expressly agrees to any extensions, renewals, modifications or acceleration of sums due to the State under the Contract or any of the terms of the Contract, all without relieving the Guarantor of any liability under this Guarantee.

4.	Absolute and Unconditional Guarantee

The obligations of the Guarantor shall be an absolute, unconditional and (except as provided in Article 2 above) unlimited guarantee of payment and performance to be performed strictly in accordance with the terms hereof, and without respect to such defenses as might be available to the Company.

5.	No Discharge of Guarantor

The obligations of the Guarantor hereunder shall not in any way be released or otherwise affected by: a release or surrender by the Company of any collateral or other security it may hold or hereafter acquire for payment of any obligation hereby guaranteed; by any change, exchange or alteration of such col lateral or other security; by the taking of or the failure to take any act ion with respect thereto either against the Company or against the Guarantor; or by any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

6.	No Prior Action Required

The State shall not be required to make demand for payment or performance first against the Company or any other Person or to proceed against any col lateral or other security which might be held by the State or otherwise to take any action before resorting to the Guarantor hereunder.

7.	Cumulative Rights

All rights, powers and remedies of the State hereunder  shall  be cumulative and not alternative, and shall be in addition to all rights, powers and remedies  given to the State by  law or otherwise.

8.	Continuing Guarantee

This Guarantee is intended to be and shall be considered as a continuing guarantee of payment and performance and shall remain in full force and effect for so long as the Contract and any amendments thereto shall remain outstanding or there shall exist any liability of the Company to the State thereunder.

9.	Notice of Demand

Upon default in the performance of any of the obligations of the Company guaranteed hereunder, the State or its duly authorized attorney may give written notice to the Guarantor at its principle  office  in  [INSERT JURISDICTION] of the amount due, and the  Guarantor,  within  a  period  of ten  (IO)  business days, will make, or cause to be made, payment of such amount as notified, in United States dollars, at such bank or other place  i n  [insert jurisdiction] as the State shall designate and without set-off or reduction whatsoever of such payment in respect of any claim the Guarantor or the Company may then have or thereafter might have.

10.Assignment

The Guarantor shall not in any way effect, or cause or permit to be effected, the assignment or transfer of any of its obligations hereunder without the express written consent of the State.

11.Subrogation

Until all indebtedness hereby guaranteed has been paid in full, the Guarantor shall have no right of subrogation to any security, collateral or other rights which may be held by the State.

12.	Payment of Expenses

The Guarantor shall pay to the State all reasonable costs and expenses, including attorney's fees, incurred by it in collecting or compromising any indebtedness of the Company hereby guaranteed or in enforcing the Contract or this Guarantee.

13.	Governing Law and Arbitration

This Guarantee shall be governed by and interpreted i n accordance with the laws of the State.

All disputes or claims arising out of or relating to this Guarantee shall be finally settled by arbitration, in accordance with the procedure set forth in the Contract; however, if in addition to the arbitration hereunder an arbitration has also been commenced under the Contract with  respect  to  obligations  hereby guaranteed, the arbitration commenced hereunder shall be consolidated with the arbitration commenced under the Contract and  the arbitral  body  appointed  hereunder shall be the same arbitral body appointed pursuant  to  the  Contract.  The arbitration shall be conducted in the Portuguese and English languages and the decision shall be final and binding on the parties.

14.	Severability of Provisions

In the event that for any reason any provision hereof may prove illegal, unenforceable or invalid, the validity or enforceability of the remaining provisions hereof shall not be affected.

15.	Confidentiality

The Guarantor agrees to treat this Guarantee and the Contract as confidential and shall not disclose, willingly or unwillingly, to any third party, except to the extent required by law, the terms and conditions hereof or thereof without the prior written consent of the State.

IN WITNESS WHEREOF, the Guarantor and the Company execute this Guarantee this [INSERT DAY] day of [INSERT MONTH AND YEAR].

[GUARANTOR)

By:

Title:

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE BY THE [INSERT ENTITY]

By:

Title: